                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: September 10, 2002

                              Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

         Colorado                      0-24768                    84-1123311
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

   420 Lexington Avenue, Suite 1830, New York, NY             10170
     (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events.  Press release  dated  September 10, 2002 Medix  Resources provides progress report on Georgia Deployment

Exhibits

99.1  Copy of Press Release

                                         SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date:  September 10, 2002                 By:  /s/ Mark W. Lerner
                                                Executive Vice President